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                                                                    EXHIBIT 10.1


                                 FIFTH AMENDMENT

         This FIFTH AMENDMENT (the "Amendment") dated October 27, 1998 is entered into by and among QUORUM HEALTH GROUP, INC., a corporation organized under the laws of Delaware (the "Borrower"), the LENDERS referred to in the Credit Agreement (the "Lenders") and FIRST UNION NATIONAL BANK (f/k/a First Union National Bank of North Carolina) as Agent for the Lenders (hereinafter defined the "Agent").

                              STATEMENT OF PURPOSE

         The Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of April 22, 1997 (such agreement, as previously amended, and as further amended from time to time, herein referred to as the "Credit Agreement") pursuant to which the Lenders have agreed to extend certain credit facilities to the Borrower. Capitalized terms used in this Amendment not otherwise defined herein have the respective meanings attributed to such terms in the Credit Agreement.

         The Borrower has requested that the Lenders amend the Credit Agreement as more fully described below. Subject to the terms and conditions set forth below, the Lenders are willing to agree to the requested amendments.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Borrower, each of the Lenders and the Agent agree as follows:

         1. Amendments to Article IX. Section 9.5 is hereby amended by inserting the following proviso immediately prior to the period at the end of such Section 9.5:

                  "less(d) the amount of any stock repurchases or redemptions permitted pursuant to Section 10.7(e); provided that in no event shall Consolidated Net Worth to be less than $450,000,000."

         2. Amendments to Article X. Section 10.7(e) is hereby amended by deleting the Dollar amount "$100,000,000" in clause (i) thereof and substituting the Dollar amount "$150,000,000" in lieu thereof.

         3. Amendment Fee. In consideration of the amendments set forth herein, the Borrower agrees to pay to the Agent,


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                   for the benefit of the Lenders, an amendment fee of 5 basis points on the commitment of each Lender delivering an executed signature page to this Fifth Amendment on or prior to 5:00 PM (Eastern Standard Time) on Tuesday, October 27, 1998.

         4. Conditions. The effectiveness of this Amendment shall be conditioned upon receipt by the Agent of (a) a copy of this Amendment duly executed by the Agent, the Borrower and the Required Lenders, (b) payment of the Amendment Fee and (c) contemporaneous consent to this Amendment by the lenders under the Quorum ELLF Credit Agreement.

         5. Bringdown; References to Credit Agreement. The Borrower hereby represents and warrants that (a) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except and to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing as of the date hereof. All references in the Loan Documents to "Credit Agreement" shall refer to the Credit Agreement as amended by this Amendment and as the Credit Agreement may be further amended from time to time.

         6. Miscellaneous. Except as amended hereto, the Credit Agreement shall remain in full force and effect in accordance with its terms. This Amendment may be executed in one or more counterparts each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument and no single counterpart of this Amendment need be executed by all the parties hereto. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Amendment shall be governed by the laws of the State of North Carolina.




                            [Signature Pages Follow]


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         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Amendment to Credit Agreement as of the date first above written.

                                    QUORUM HEALTH GROUP, INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                    FIRST UNION NATIONAL BANK



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    TORONTO DOMINION (TEXAS), INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    SCOTIABANC INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    AMSOUTH BANK



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    CITICORP USA, INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    SUNTRUST BANK, NASHVILLE, N.A.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    NATIONSBANK, N.A.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    MELLON BANK, N.A.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    FLEET NATIONAL BANK, N.A.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    ABN AMRO BANK N.V.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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                                    COOPERATIEVE CENTRALE RAIFFEISEN
                                    BOERENLEENBANK B.A.

                                    "RABOBANK NEDERLAND,"
                                    NEW YORK BRANCH



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    NATIONAL CITY BANK OF KENTUCKY



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    UNION BANK OF CALIFORNIA, N.A.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    PARIBAS



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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                                    LTCB TRUST COMPANY



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    THE SUMITOMO BANK, LIMITED



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    CREDIT LYONNAIS



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    BANK ONE, NA



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    THE SANWA BANK LIMITED,



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    FBTC LEASING CORP.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    THE SUMITOMO TRUST AND
                                    BANKING CO., LTD.,
                                    NEW YORK BRANCH



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    KBC BANK N.V.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    FIRST TENNESSEE BANK,
                                    NATIONAL ASSOCIATION



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    FIRST AMERICAN NATIONAL BANK



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    BANK OF TOKYO - MITSUBISHI
                                    TRUST COMPANY



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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                                    BANK HAPOALIM B.M.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    SOUTHTRUST BANK, N.A.



                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------